UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2023

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders (“Annual Meeting”) on June 30, 2023. Of the 2,855,688 shares of our common stock outstanding and entitled to vote as of April 21, 2023, 1,120,239 or 39.2% of such shares were represented, either by attending the Annual Meeting or by proxy, constituting a quorum under our bylaws. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.

Election of Directors. The Class I nominees were elected by the holders of our common stock for a one-year term, to serve until the 2024 annual meeting of stockholders, the Class II nominees were elected by the holders of our common stock for a two-year term, to serve until the 2025 annual meeting of stockholders, and the Class III nominees were elected by the holders of our common stock for a three-year term, to serve until the 2026 annual meeting of stockholders, and in each case, until their respective successor, if any, is duly elected and qualified:

Class I Nominees

Nominee	For	Against	Abstain	Broker Non Vote
R. Martin Emanuele, Ph.D.	307,104	39,589	60,889	712,657
Steven Kelly	299,201	40,895	67,486	712,657

Class II Nominees

Nominee	For	Against	Abstain	Broker Non Vote
Douglas Blayney, M.D.	279,185	59,443	68,954	712,657
Connie Matsui	291,763	40,856	74,963	712,657

Class III Nominees

Nominee	For	Against	Abstain	Broker Non Vote
Gregory R. Ryes, M.D., Ph.D.	307,036	40,166	60,380	712,657
Tamara A. (Seymour) Favorito	297,799	42,429	67,354	712,657
Gregory D. Gorgas	272,159	88,375	47,048	712,657

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based on the following results of voting:

For	Against	Abstain
1,049,839	41,188	29,212

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date: July 3, 2023

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